Third Quarter 2020 Earnings October 28, 2020

Agenda IDEX Business Overview • Q3 Overview • COVID-19 Opportunities • End Market Update Financials • Q3 Performance • Operating Profit Q4 Summary Q&A 2 IDEX Proprietary & Confidential

Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13694806 • Log on to: www.idexcorp.com 3 IDEX Proprietary & Confidential

Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the anticipated effects of the coronavirus pandemic, including with respect to the Company’s revenues, facility closures and access to capital, capital expenditures, acquisitions, cost reductions, cash flow, cash requirements, revenues, earnings, market conditions, global economies, plant and equipment capacity and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: the duration of the coronavirus pandemic and the effects of the coronavirus on our ability to operate our business and facilities, on our customers and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the nine-month period ending September 30, 2020, which is available on our website. 4 IDEX Proprietary & Confidential

Business Update IDEX Proprietary & Confidential

Q3 Overview Living with the Virus moving to the New Normal • Continuing to leverage COVID playbook • Strong teams delivering globally • Continued focus on solving our customers’ challenges Business Resilience • Effectively managing business recovery • Diversified portfolio balancing declines • Continued financial strength, strong cash flow Turning to Offense • Organic investments made • Innovative growth in target markets • Pursuing M&A opportunities 6 IDEX Proprietary & Confidential

COVID-19 Organic Opportunities CUSTOMER NEED IDEX SOLUTION Portable spraying solutions leveraging Enhanced Cleaning electrostatic spraying technology IDEX Health & Science producing Testing Capacity cartridges for rapid, point-of-care testing Pharma Independence MPT projects facilitating retention of core pharma capabilities in home countries Deployment of Microfluidics solutions in Vaccine Production therapeutic and vaccine applications $25M - $100M opportunity in COVID-19 applications 7 IDEX Proprietary & Confidential

COVID-19 Testing • IDEX Health & Science Microfluidics capabilities are enabling rapid Point-of-Care molecular diagnostic testing for COVID-19 ‒ The IDEX technology is at the heart of consumable cartridges used within customers POC testing devices ‒ These cartridges are a critical component in the push to bring rapid, highly accurate testing solutions to market in the fight against COVID-19 • IH&S also supplies fluidics and optics components and assemblies for multiple instruments used in the testing for COVID-19 Representative model of POC consumable 8

Market Update FLUID & METERING HEALTH & SCIENCE FIRE & SAFETY / TECHNOLOGY TECHNOLOGY DIVERSIFIED 2020 Q3 REVENUE $221M $220M $141M % OF TOTAL 38% 38% 24% Industrial Life Sciences Dispensing Chemical Analytical Instrumentation Rescue Energy Industrial / Other Fire END MARKETS Water Food / Pharma Automotive Agriculture Auto Industrial / Other Semiconductor - Change vs Q2 9 IDEX Proprietary & Confidential - Down < (5%) vs PY - Down (5%) – (15%) vs PY - Down > (15%) vs PY

Organic Order Performance Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 1.6% -3.2% -7.3% -9.7% -12.9% -17.5% -23.0% Monthly improvement experienced in all segments 10

Financials IDEX Proprietary & Confidential

IDEX Q3 Financial Performance (Dollars in millions, excl. EPS) Sales Earnings Per Share* 8% decrease Organic: 12% decrease $1.52 $1.40 $624 $581 Q3 Q3 2019 2020 2019 2020 Operating Margin* Free Cash Flow 210 bps decrease 7% decrease 25.2% $146 $135 23.1% Q3 Q3 2019 2020 2019 2020 Q3 financial estimates achieved in challenging market environment *Operating margin and EPS data adjusted for restructuring expenses ($2.9M in Q3 2020; $12.0M in Q3 2019) and inventory step-up ($3.3M in Q3 2019). 12 IDEX Proprietary & Confidential

Q3 Adjusted Operating Income Walk (Dollars in millions) Expected flow Organic flow Total flow Margin through through through Impact (60%) (37%) (53%) $25M of income improvement from cost and price actions IDEX Proprietary & Confidential 13

Q4 Summary . Organic revenue expected to be down 3% - 5% . Significant discretionary cost reductions already taken, top line organic flow through ~40% . Pivoting to offense as core business and cash flow resiliency evident . Free cash flow conversion greater than 100% of net income 14 IDEX Proprietary & Confidential

Appendix IDEX Proprietary & Confidential

Fluid & Metering Technologies (Dollars in millions) Orders Sales Operating Margin* Organic: 8% decrease Organic: 17% decrease 550 bps decrease $233 $241 32.2% $223 $221 26.7% Q3 Q3 Q3 2019 2020 2019 2020 2019 2020 Q3 Sales Mix: Organic -17% Q3 Highlights:  Industrial & Energy markets remain challenged with moderate recovery in the quarter Acquisition 8%  Agriculture remained a positive story due to pre-season order strength FX 1%  Chemical market soft on delayed projects and investment  Water has remained stable, impacted by some project delays Reported Sales -8% Volume decline partially mitigated through targeted restructuring and cost control *Operating margin adjusted restructuring expenses ($.6M in Q3 2020; $.0M in Q3 2019). 16 IDEX Proprietary & Confidential

Health & Science Technologies (Dollars in millions) Orders Sales Operating Margin* Organic: 3% decrease Organic: 6% decrease 70 bps decrease $211 $209 $230 23.8% 23.1% $220 Q3 Q3 Q3 2019 2020 2019 2020 2019 2020 Q3 Sales Mix: Organic -6% Q3 Highlights: Acquisition 1%  Scientific Fluidics & Optics negatively impacted by declines in AI and IVD, partially offset by COVID related innovative projects FX 1%  Industrial markets improved due to innovative new product offerings  MPT experiencing strength in Pharma market Reported Sales -4%  Sealing Solutions saw strengthening in the Semicon and Automotive market, offset by continued weakness in Oil & Gas markets Underlying market condition stabilizing, with some projects pushed out *Operating margin adjusted for restructuring expenses ($1.0M in Q3 2020; $11.2M in Q3 2019) and inventory step-up charge of $3.3M in Q3 2019. 17 IDEX Proprietary & Confidential

Fire & Safety / Diversified Products (Dollars in millions) Orders Sales Operating Margin* Organic: 4% decrease Organic: 10% decrease Flat YoY $143 $155 $140 27.2% 27.2% $141 Q3 Q3 Q3 2019 2020 2019 2020 2019 2020 Q3 Sales Mix: Organic -10% Q3 Highlights:  Fire markets down due to project timing, OEM backlogs remain strong FX 1%  Rescue improved year-over-year due to project timing and new product demand Reported Sales -9%  Band-IT showed recovery in the transportation & aerospace  Dispensing revenues recovered versus Q2 on paint market improvement in Europe Markets stabilized and showing signs of recovery *Operating margin adjusted for restructuring expenses ($1.2M in Q3 2020; $.1M in Q3 2019). 18 IDEX Proprietary & Confidential